Virtus Multi-Strategy Target Return Fund,

a series of Virtus Alternative Solutions Trust

Supplement dated November 2, 2016 to the Prospectuses dated February 29, 2016, as supplemented

Important Notice

Availability of Shares

R6 Shares of Virtus Multi-Strategy Target Return Fund are not currently available for purchase.

Investors should retain this supplement for future reference.

VAST 8034/MSTR-R6NotAvailable (11/2016)